                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) August 24, 1998
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                                CENTOCOR, INC.
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            (Exact name of registrant as specified in its charter)


Pennsylvania                      0-11103                    23-2117202
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(State or other               (Commission file              (IRS Employer
jurisdiction of                   number)                   Identification No.)
 incorporation)

200 Great Valley Parkway, Malvern, Pennsylvania                   19355
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (215) 651-6000
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                                Not applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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On August 24, 1998, Registrant was notified by the United States Food and Drug
Administration ("FDA") that the FDA has approved Remicade(TM) (infliximab), formerly known as Avakine(TM), for sale in the United States for the treatment of patients with moderately to severely active Crohn's disease for the reduction of signs and symptoms, for whom conventional therapy is inadequate, and for the treatment of patients with fistulizing Crohn's disease for reduction in the number of draining enterocutaneous fistula(e). As required by the FDA, Centocor will conduct a randomized, double blind, placebo-controlled clinical study designed to evaluate safety and efficacy of continued use of Remicade(TM) for maintaining a sustained clinical outcome in such patients. A copy of the Registrant's press release with regard to the FDA approval of Remicade(TM) is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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    (c)  Exhibits:
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            (99.1)  Press release, dated August 24, 1998.


                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENTOCOR, INC.
                                          Registrant


Dated:  August 25, 1998                   By:  /s/ George D. Hobbs
                                             -------------------------------
                                          George D. Hobbs, Vice President,
                                          Corporate Counsel and
                                          Secretary